UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report: May 7, 2004

Date of earliest event reported: April 30, 2004

Commission File No. 0-10587

Fulton Financial Corporation

Fulton Financial Affiliates’ 401(k) Savings Plan,

Fulton Financial Corporation Profit Sharing Plan, Premier Bank 401(k) Savings Plan,

Dearden, Maguire, Weaver & Barrett 401(k) Plan,

Fulton Financial Affiliates Defined Benefit Pension Plan, and Drovers Defined Benefit Plan

(Exact Name of Registrant as specified in its charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

One Penn Square, P.O. Box 4887, Lancaster, PA	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(717) 291-2411

Item 4. Changes in Registrant’s Certifying Accountants

On May 6, 2004, Fulton Financial Corporation (“Fulton”) signed an engagement letter dated April 30, 2004, with Crowe Chizek and Company LLC (“Crowe Chizek”) to act as independent auditor of the following Fulton Financial Corporation benefit plans: Fulton Financial Affiliates’ 401(k) Savings Plan, Fulton Financial Corporation Profit Sharing Plan, Premier Bank 401(k) Savings Plan, Dearden, Maguire, Weaver & Barrett 401(k) Plan, Fulton Financial Affiliates Defined Benefit Pension Plan, and Drovers Defined Benefit Plan (together, the “Benefit Plans”). Crowe Chizek succeeds Smith Elliott Kearns & Company, LLC, which resigned as independent auditor of the Benefits Plans by letter dated February 4, 2004 (as reported on the Current Report on Form 8-K filed with the Commission on February 6, 2004).

Fulton Financial did not consult with Crowe Chizek regarding any of the reportable events described under Item 304(a)(2)(i) or (ii) of Regulation S-K within the Benefit Plans’ two most recent fiscal years.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FULTON FINANCIAL CORPORATION

By:	/s/ Charles J. Nugent
Charles J. Nugent
Senior Executive Vice President and Chief Financial Officer

Date: May 7, 2004